EXHIBIT 10.2

April 27, 2007

John S. Morita
750 West Pender St., Suite 804
Vancouver, B.C. Canada
V6C 2T7

Ladies and Gentlemen:

RE: **The KERRISDALE1 Mineral Property in the Province of British Columbia**

John Morita holds in trust for KERRISDALE MINING CORPORATION, a 100% undivided interest in the following claim:

Claim	Number of Units	Record Number	Expiration Date
KERRISDALE1	18	550556	2008/JAN/29

John Morita will deliver full title on demand to KERRISDALE MINING CORPORATION for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

John Morita

BRITISH COLUMBIA

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Tenure Detail

Tenure Number ID	**550556** View Tenure
Tenure Type	Mineral (M)
Tenure Sub Type	Claim (C)
Title Type	Mineral Cell Title Submission (MCX)
Mining Division	
Good To Date	2008/jan/29
Issue Date	2007/jan/29
Termination Type	
Termination Comments	
Termination Date	
Tag Number	
Claim Name	KERRISDALE1
Old Tenure Code	
Area In Hectares	369.537

Map Numbers:

092I

Owners:

100120 ABLETT, ALBERT ARTHUR 100.0%

Tenure Events:

Submitter		Event	Effective Date
105638	COX, PERCY FLOYD	CEXT Claim Registration (Acquisition)(4125192)	2007/JAN/29